SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934

     Filed by the  Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check  the   appropriate   box:
     [  ]  Preliminary   Proxy  Statement  [  ] CONFIDENTIAL, FOR
                                                USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY
                                                RULE 14a-6(e)(2)
[X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

              Timberline Software Corporation
     (Name of Registrant as Specified in Its Charter)


        (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
         or 14a-6(j)(2).
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [   ] Fee  computed on table below per  Exchange  Act Rules 14a- 6(i)(4) ad
         0-11.

         (1) Title of each class of securities to which transaction applies:



         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:



         (2)  Form, Schedule or Registration Statement no.:



         (3)  Filing Party:



         (4)  Date Filed:



              TIMBERLINE SOFTWARE CORPORATION

                     PROXY STATEMENT

            1996 ANNUAL MEETING OF SHAREHOLDERS


     The enclosed proxy is solicited by the Board of Directors (the "Board") of Timberline Software Corporation, an Oregon corporation (the "Company"), for use at the annual meeting ("Annual Meeting") of shareholders to be held at 4:00 p.m. on Tuesday, April 23, 1996, and at any adjournments or postponements thereof. A copy of the notice of the Annual Meeting is attached. The Company expects to mail this proxy statement and the proxy to shareholders on or about March 15, 1996. The Company's principal executive offices are at 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008.

     The persons named in the enclosed proxy will vote in the manner directed and, in the absence of such direction, will vote for the election of each of the named nominees for director and for ratification of Deloitte & Touche LLP as the Company's independent public accountants. They will vote in accordance with their best judgment as to other items of business that may arise at the Annual Meeting. The proxy may be revoked by a shareholder at any time before its use by giving written notice of such revocation to the Secretary of the Company. If a shareholder attends the meeting and desires to vote in person, his or her proxy will not be used. The presence in person or by proxy of the holders of a majority of the shares of common stock ("Common Stock") of the Company issued and outstanding will constitute a quorum for the transaction of business at the Annual Meeting.

     The solicitation of proxies is being handled by the Company at its cost, principally through the use of the mails, but proxies may also be solicited personally or by telephone by directors and officers of the Company without additional compensation for such services. Brokers, dealers, banks and other nominees will be requested to forward soliciting material to the beneficial owners of Common Stock and to obtain authorization for the execution of proxies.

     A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1995 is enclosed.

                          VOTING

     The Common Stock is the only authorized voting security of the Company. At the Annual Meeting, each shareholder will be entitled to one vote for each share of Common Stock held of record by that shareholder at the close of business on March 8, 1996. There were 3,459,061 shares of Common Stock outstanding as of such date. A majority, or 1,729,531 of such shares, will constitute a quorum for the transaction of business. Shareholders are not entitled to cumulative voting. Broker non- votes will be counted in determining whether a quorum is present, but will not be counted either for or against the proposal at issue.

                   ELECTION OF DIRECTORS

     The Articles of Incorporation and Bylaws of the Company provide for a Board consisting of not less than two nor more than nine members, as determined from time to time by the Board. A Board of four directors will be elected at the Annual Meeting. All four nominees were elected as directors at the last annual meeting of shareholders.

     The four nominees receiving a plurality vote of the shares present in person or by proxy at the Annual Meeting will be elected as directors. Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. All nominees have agreed to serve if elected. If any nominee should become unavailable to serve as a director prior to the Annual Meeting, the persons named in the enclosed proxy will vote for such substitute nominee as may be designated by the Board.

     Unless marked otherwise, proxies received will be voted for the election of each of the nominees named below. Votes withheld will be counted toward the quorum requirement for the Annual Meeting but will not be counted for or against the election of the nominee or nominees with respect to whom the votes are withheld.

     Background information on each director nominee is as follows:

     John Gorman, age 61, is the Chairman of the Board of Directors. He has been President of the Company and a director since the Company's incorporation in 1979.

     Leslie F. Clarke, II, age 52, has been Executive Vice President of the Company and a director since the Company's incorporation in 1979.

     James A. Meyer, age 59, has been a director of the Company since 1980. He is a business advisor and investor.

     Donald L. Tisdel, age 61, has been a director of the Company since 1983. From February 1985 to May 1991, Mr. Tisdel was the President and Chief Executive Officer of Far West Federal Bank, S.A., a financial services company. Since March 1992 he has been Managing Director of Northwest Capital, Inc., a merchant banking firm facilitating financing and acquisitions of intermediate-size businesses.

     The Board met 12 times during 1995. The Board has a standing audit committee which meets with the Company's auditors to review the planning for and the reports of the annual audit of the Company. The audit committee members are Messrs. Meyer and Tisdel. The audit committee met twice in 1995.

     The Board has a standing compensation committee for the purpose of making recommendations to the Board regarding officers' compensation, including salaries and other forms of compensation and fringe benefits. The compensation committee, the members of which are Messrs. Meyer and Tisdel, met once during 1995.

     The Board as a whole acts as the standing nominating committee and will consider nominees recommended by shareholders with respect to the 1997 annual meeting of shareholders if such nominations are received in writing by the Secretary of the Company by November 14, 1996.

     Each director attended in 1995 at least 75 percent of all meetings of the Board and committees on which such director served.

THE BOARD AND MANAGEMENT RECOMMEND A VOTE FOR ALL NOMINEES.

     The executive officers and significant employees of the Company as of the date of this proxy statement are:

     NAME                  AGE             OFFICE

EXECUTIVE OFFICERS

John Gorman                61       Chairman of the Board of
                                      Directors and President

Leslie F. Clarke, II       52       Executive Vice President

Thomas P. Cox              61       Senior Vice President--
                                      Finance, Secretary and
                                      Treasurer

SIGNIFICANT EMPLOYEES

John M. Meek               39       Vice President--Product
                                      Development

Curtis L. Peltz            43       Vice President--
                                      Estimating and CIC
                                      Technology

Dennis J. Stejskal         40       Vice President--
                                      Construction Accounting

Nicolette D. Johnston      53       Vice President--Operations

James O. Campbell          39       Vice President -- Sales,
                                      Accounting Products

John M. Geffel             43       Vice President --Marketing

Carol A. Vega              38       Vice President --Customer
                                      Support, Accounting
                                      Products

     See "Election of Directors" for biographical information concerning Messrs. Gorman and Clarke.

     Mr. Cox joined the Company in April 1982 as Vice President-- Finance. He became Senior Vice President--Finance in 1986. Mr. Cox has served as Secretary and Treasurer since 1990.

     Mr. Meek joined the Company's predecessor in 1978 as a programmer. He established the Company's Product Research Department, which he has managed since its inception. He was named Vice President--Product Research in 1986 and Vice President--Product Development in 1993.

     Mr. Peltz joined the Company's predecessor in 1978. He has held various programming and management positions in the product development area and was named the Company's Operations Manager in 1986. He was promoted to Vice
President--Operations in 1986. In 1989 he was named Vice President--Computer Integrated Construction Technology and in 1990, Vice President--Estimating and CIC Technology.

     Mr. Stejskal joined the Company's predecessor in 1979. He has held various positions in sales and customer support and management positions in the quality assurance and product development areas. He was promoted to Vice President--Product Development in December 1990 and Vice President--Construction Accounting in 1992.

     Ms. Johnston joined the Company in 1986 to manage the Publications group. She was named Vice President--Operations in 1993.

     Mr. Campbell joined the Company in January 1989. He has held various sales management positions for the construction accounting product line. In 1995 he was named sales manager for all accounting products. He was promoted to Vice President-- Sales, Accounting Products in January 1996.

     Mr. Geffel joined the Company in 1983 as a product marketing specialist for the construction accounting product line. He has held various marketing management positions and was named Vice President--Marketing in January 1996.

     Ms. Vega joined the Company in 1978. She has held various positions in customer support, quality assurance and publications. In 1995, she was promoted to support manager for construction accounting. In January 1996 she was named Vice President--Customer Support, Accounting Products.

EXECUTIVE COMPENSATION

CASH AND NON-CASH COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, for the years ended December 31, 1995, 1994 and 1993, the compensation earned by the Company's Chief Executive Officer and the one other executive officer whose aggregate salary and bonus exceeded $100,000 for services rendered to the Company in 1995.


                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
                             -----------------------------------------

          (a)                 (b)     (c)        (d)          (e)           (i)
                                                          Other Annual    All Other
                                    Salary(1)  Bonus      Compensation   Compensation
Name and Principal Position  Year      ($)      ($)          ($)(2)        ($)(3)
---------------------------  ----   ---------  -----      ------------   ------------


John Gorman President,       1995    146,480    5,000     5,427          6,000
Chairman of the Board of     1994    140,411      -       1,166          5,870
Directors and Chief          1993    134,360      -         -            5,235
Executive Officer

Leslie F. Clarke, II         1995    116,642    3,000     4,529          5,253
Executive Vice President     1994    111,888      -         973          4,633
                             1993    107,317      -         -            4,188

-----------------

(1) Includes amounts deferred by executive officers under the Company's 401(k) plan.
(2)  Represents payments from the Company's profit sharing plan.
(3) Represents matching contributions made by the Company to its 401(k) plan for such executive officer.

     None of the executive officers named in the Summary Compensation Table were granted or held options to purchase Common Stock during the year ended or at December 31, 1995.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company were paid $500 for attendance at each meeting of the Board during 1995. Pursuant to the Company's 1993 Stock Incentive Plan, immediately following the 1993 annual meeting of the shareholders of the Company Messrs. Meyer and Tisdel, who were not employees of the Company or of any parent or subsidiary corporation of the Company at the time ("Non- employee Directors"), were automatically granted nonstatutory stock options to purchase 7,500 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Immediately after the close of each subsequent annual shareholder meeting at which additional or substitute Non-employee Directors are initially elected, each of such additional or substitute directors will be automatically granted a nonstatutory stock option to purchase 7,500 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table shows, as of March 8, 1996, the number and percentage of outstanding shares of Common Stock (the only class of shares of outstanding voting securities of the Company) beneficially owned by each person known by the Company to beneficially own more than 5% of the Common Stock, by each director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, voting and investment power relating to the identified shares is exercised solely by the beneficial owner.

  NAME AND ADDRESS             NUMBER OF SHARES      PERCENTAGE OF
OF BENEFICIAL OWNER(1)        BENEFICIALLY OWNED     COMMON STOCK

John Gorman(2)                      487,569             14.1%

Leslie F. Clarke, II(3)             420,000             12.1

James A. Meyer(4)                    63,000              1.8

Donald L. Tisdel(4)                   9,750               *

All directors and
executive officers as
a group (five persons)(5)         1,061,784             30.4


*    Less than 1 percent.

(1)  Address for all individuals is 9600 S.W. Nimbus Avenue,
     Beaverton, Oregon 97008.

(2) Includes 291,904 shares as to which Mr. Gorman shares voting and investment power with his wife. Does not include 9,500 shares owned by certain of Mr. Gorman's children, as to which Mr. Gorman disclaims beneficial ownership.

(3) Does not include 42,000 shares owned by Mr. Clarke's wife, as to which Mr. Clarke disclaims beneficial ownership.

(4) Includes 6,000 shares obtainable upon exercise of stock options exercisable within 60 days after March 8, 1996.

(5) Does not include 51,500 shares owned by members of the families of certain directors as to which such directors disclaim beneficial ownership.
     Includes 38,640 shares obtainable upon exercise of stock options exercisable within 60 days after March 8, 1996.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish the Company with all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms it received and written representations from certain reporting persons, the Company believes that all Section 16(a) forms required to be filed in or with respect to 1995 were timely filed.

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board has appointed Deloitte & Touche LLP as its independent public accountants for the year ending December 31, 1996. Deloitte & Touche LLP served as the Company's independent public accountants in 1995. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Approval of this proposal requires that the number of votes cast for approval of the proposal exceed the number of votes cast against it. Unless marked otherwise, proxies received will be voted for ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for 1996. Abstentions for this proposal will be counted for quorum purposes, but will not be counted for or against the proposal.

THE BOARD AND MANAGEMENT RECOMMEND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1996.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     A proposal by a shareholder for inclusion in the Company's proxy statement and form of proxy for the 1997 annual meeting of shareholders must be received by the Company at 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008, Attention:
Thomas P. Cox, Secretary, on or before November 14, 1996 in order to be eligible for such inclusion.

                                 OTHER BUSINESS

     Management  knows of no other  matters  to be  brought  before  the  Annual
Meeting. However, if any other business properly comes before the Annual Meeting, or any adjournments or postponements thereof, the persons named in the proxy will vote or refrain from voting thereon in accordance with their best judgment pursuant to the discretionary authority given them in the proxy.

                                   By Order of the
                                   Board of Directors



                                   Thomas P. Cox, Secretary

Beaverton, Oregon
March 15, 1996

                                    APPENDIX




                         TIMBERLINE SOFTWARE CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 23, 1996

To our shareholders:

     The Annual Meeting of Shareholders of Timberline Software Corporation, an Oregon corporation (the "Company"), will be held at the Company's principal offices, 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008, on Tuesday, April 23, 1996, at 4:00 p.m. for the following purposes:

     1. To elect four members of the Board of Directors for the ensuing year;

     2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants; and

     3. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Shareholders of record of the Company's Common Stock at the close of business on March 8, 1996 are entitled to notice of and to vote at the meeting and any adjournments and postponements thereof.

     A proxy statement and proxy are enclosed with this Notice. A copy of the Company's 1995 Annual Report is also enclosed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                             BY ORDER OF THE BOARD OF DIRECTORS:



                             Thomas P. Cox, Secretary

Beaverton, Oregon
March 15, 1996


     TO AVOID THE EXPENSE OF FURTHER SOLICITATION, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE ANNUAL MEETING MAY ELECT TO VOTE IN PERSON SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                         TIMBERLINE SOFTWARE CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 23, 1996

          The undersigned hereby appoints John Gorman and Thomas P. Cox, and each of them, proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 1996 Annual Meeting of Shareholders of TIMBERLINE SOFTWARE CORPORATION to be held on April 23, 1996 and any adjournments thereof, with respect to the following:

(Continued, and to be marked, dated and signed on the other side)

Please mark your vote as indicated in this example  | X |

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL,
STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

John Gorman, Leslie F. Clarke, II, James A. Meyer, Donald L. Tisdel

1.  PROPOSAL TO ELECT DIRECTORS

    | | FOR all nominees listed (except as marked to the contrary)

    |  |  WITHHOLD AUTHORITY to vote for all nominees listed

2. PROPOSAL to ratify selection of Deloitte & Touche LLP as independent auditors for 1996.

    |  |  FOR

    |  |  AGAINST

    |  |  ABSTAIN

Either or both of the proxies (or substitutes) present at the meeting may exercise all powers granted hereby.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND FOR APPROVAL OF PROPOSAL 2. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s) __________________________       Date ______________

Signature(s) __________________________

NOTE:  PLEASE DATE AND SIGN ABOVE EXACTLY AS YOUR NAME OR NAMES
APPEAR HEREIN.  IF MORE THAN ONE NAME APPEARS ABOVE, ALL SHOULD
SIGN.  JOINT OWNERS SHOULD EACH SIGN PERSONALLY.  CORPORATE PROXIES

SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER
AND ATTESTED.  PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD
INDICATE THEIR FULL TITLE AND AUTHORITY.